UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2006

FIRST LITCHFIELD FINANCIAL CORPORATION
(Exact name of Registrant as Specified in Charter)

Delaware	0-28815	06-1241321
(State or other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

13 North Street, Litchfield, Connecticut	06759
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 567-8752

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.                      Corporate Governance and Management.

Item 5.02(b)                  Departure of Directors or Principal Officers; Election of Directors;
               Appointment of Principal Officers.

On March 28, 2006, Thomas A. Kendall, a director of First Litchfield Financial Corporation (the “Corporation”) since 1999, and a director of its banking subsidiary, The First National Bank of Litchfield since 1999, informed the Boards of Directors of his resignation from the Boards of Directors effective March 30, 2006, for personal reasons. The Boards thanked Mr. Kendall for his years of valuable service and extended to Mr. Kendall the continued best wishes of everyone associated with the Company and the Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: March 28, 2006	FIRST LITCHFIELD FINANCIAL CORPORATION

	/s/	JOSEPH J. GRECO
	By:	Joseph J. Greco
President and Chief Executive Officer